UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2018

BROWNIE’S MARINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(954) 462-5570

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On November 15, 2018 Brownie’s Marine Group, Inc. entered into a Note Conversion Agreement with Joe Perez (the “Noteholder”) pursuant to which the Noteholder converted $526,000 of principal and accrued interest due him by us under the terms of a 10% unsecured convertible debenture dated May 3, 2011 (the “Note”) into 50,000,000 shares of our common stock (the “Conversion Shares”) in full satisfaction of such obligation. The Conversion Shares represent approximately 32% of our outstanding shares of common stock, giving effect to such issuance, and approximately 19% of shares entitled to vote on matters submitted to a vote of our shareholders. The issuance of the Conversion Shares, however, will not result in a change of control of our company as a result of the shares of our common stock and super-voting Series A Convertible Preferred Stock held by Mr. Robert M. Carmichael, an executive officer and member of our board of directors, who controls approximately 47% of our outstanding voting securities. We expect to record a loss on this conversion of this debt of approximately $249,000 during the quarter ending December 31, 2018.

The issuance of the Conversion Shares to the Noteholder, who is an accredited investor, was exempt from registration under the Securities Act of 1933, as amended, in reliance on exemptions provided by Sections 3(a)(9) and 4(a)(2) of such act.

The foregoing description of the terms and conditions of the Note and the Note Conversion Agreement are qualified in their entirety by reference to the documents, copies of which are filed as Exhibits 4.3 and 10.12, respectively, to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or
No.	Exhibit Description	Form	Date Filed	Number	Furnished Herewith

4.3	10% unsecured convertible debenture dated May 3, 2011 in the principal amount of $300,000 from Brownie’s Marine Group, Inc.				Filed
10.12	Note Conversion Agreement dated November 15, 2018 by and between Brownie’s Marine Group, Inc. and Joe Perez				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: November 20, 2018	By:	/s/ Robert Carmichael
Robert Carmichael, Chief Executive Officer

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